Pursuant to Rule 497(e)
Registration No. 333-111662

SUNAMERICA SPECIALTY SERIES

SunAmerica Focused Alpha Large-Cap Fund (the “Fund”)

Supplement dated June 8, 2012 to the Prospectus

dated February 28, 2012, as supplemented and amended to date

Effective immediately, Chris Leavy of BlackRock Investment Management, LLC (“BlackRock”) serves as a portfolio manager of the Portfolio, replacing Robert C. Doll. Accordingly, under the heading “Portfolio Managers,” on page 11 of the Prospectus, the portfolio management disclosure pertaining to Mr. Doll is hereby deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Portfolio Since	Title
Chris Leavy	2012	Managing Director and Chief Investment Officer of Fundamental Equity (Americas) (BlackRock)

In addition, under the heading “Fund Management,” on page 30 of the Prospectus, the portfolio management disclosure pertaining to Mr. Doll is hereby deleted in its entirety and replaced with the following:

Portfolio	Name, Title and Affiliation of Portfolio Manager	Experience
SunAmerica Focused Alpha Large-Cap Fund	Chris Leavy (BlackRock)

Managing Director of BlackRock, Inc. and Chief Investment Officer of Fundamental Equity (Americas) since 2010; Oppenheimer Funds from 2000 to 2010 (Chief Investment Officer, Equities (2009-2010), Head of Equities (2007-2009), Head of Value Equity Group (2000-2006) and portfolio manager (2000-2008)).

Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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